EXHIBIT 10.2
TERM RE NOTE

$3,500,000.00                                                                             December 28, 2016
FOR VALUE RECEIVED, the undersigned (collectively, "Borrowers"), hereby promise to pay to the order of STERLING NATIONAL BANK, a national banking association, and its successors and assigns ("Lender"), the principal sum of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00), or, if greater or less, the aggregate unpaid principal amount of the Term RE Loan made by Lender to Borrowers pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest thereon as set forth in the Loan Agreement, and all other Obligations under the Loan Agreement related to the Term RE Loan, all at the times and in the manner set forth in the Loan Agreement in lawful money of the United States of America at the offices of Administrative Agent (as hereinafter defined) under the Loan Agreement.
Reference is hereby made to that certain Loan and Security Agreement of even date herewith (as from time to time amended, supplemented, restated, or otherwise modified, the "Loan Agreement") by and between Borrowers, Blonder Tongue Far East, LLC, as a guarantor, Lender, any other lenders party thereto from time to time, Sterling National Bank, a national banking association, as administrative and collateral agent (in such capacity, the "Administrative Agent").  Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.
This Term RE Note (a) is issued and delivered under the Loan Agreement and is a "Term RE Note" as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments of the Obligations evidenced hereby and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by the Collateral.  Payments on this Term RE Note shall be made and applied as provided in the Loan Agreement.
The Borrowers promise to pay interest on the unpaid principal amount of this Term RE Note in accordance with, and at the rates per annum and on the dates specified in, the Loan Agreement.  The principal amount of this Term RE Note shall be due and payable in installments as provided in the Loan Agreement, and the remaining unpaid principal amount of this Term RE Note, together with all accrued and unpaid interest accrued hereon, shall be due and payable in full on the Termination Date.
Notwithstanding the foregoing paragraph and all other provisions of this Term RE Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Term RE Note, and this Term RE Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon.

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If this Term RE Note is placed in the hands of an attorney for collection after the occurrence and during the continuance of an Event of Default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Term RE Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.
Borrowers and all endorsers, sureties and guarantors of this Term RE Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Term RE Note, protest, notice of protest, notice of intention to accelerate the maturity of this Term RE Note, declaration or notice of acceleration of the maturity of this Term RE Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Term RE Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.
THIS NOTE HAS BEEN EXECUTED OR COMPLETED AND/OR IS TO BE PERFORMED IN NEW YORK, AND IT AND ALL TRANSACTIONS HEREUNDER OR PURSUANT HERETO SHALL BE GOVERNED AS TO INTERPRETATION, VALIDITY, EFFECT, RIGHTS, DUTIES AND REMEDIES OF THE PARTIES THEREUNDER AND IN ALL OTHER RESPECTS BY THE LAWS OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR IN ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, ROCKLAND COUNTY OR WESTCHESTER COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWERS CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  BORROWERS IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO VENUE ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.
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BLONDER TONGUE LABORATORIES, INC.
By:
Name:
Title:

R. L. DRAKE HOLDINGS, LLC.
By:
Name:
Title:

.

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